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                                                                   Exhibit 99. j



              Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions Financial Highlights in the Prospectuses and Financial Statements in the Statement of Additional Information of PreservationPlus and to the incorporation by reference in this Post-Effective Amendment No. 35 to the Registration Statement (Form N-1A) (No. 33-45973) of BT Pyramid Mutual Funds of our reports dated November 3, 2000, included in the 2000 Annual Report to shareholders of PreservationPlus.



Philadelphia, Pennsylvania
January 24, 2001